SMSNA: Khera M, Dobs AS, Wang C, et al. 2015

21st Annual Fall Scientific Meeting of SMSNA, Nov 19-22, 2015 – Las Vegas, NV
Moderated Poster Presentation 20 Nov 2015, 3:00 – 4:00 pm (3:15 pm presentation start time)

030

Dose Titration and Safety of Oral Testosterone in Hypogonadal Men: Results from the SOAR Study

Khera, M[1]; Dobs, AS[2]; Wang, C[3]; Kaminetsky, JC[4]; Goldstein, I[5]; Delconte, A[6]; Chidambaram, N[7]; Patel, MV[7]; Nachaegari, S[8]; Miner, MM[9]

1: Baylor College of Medicine, Houston, TX, USA; 2: Johns Hopkins University School of Medicine, Baltimore, MD, USA; 3: Harbor-UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA, USA; 4: University Urology Associates, New York, NY; 5: Alvarado Hospital, San Diego, CA, USA; 6: St Joseph's University, Philadelphia, PA & Lipocine, Inc. Salt Lake City, UT, USA; 7: Lipocine, Inc. Salt Lake City, UT; 8: Lipocine, Inc. Salt Lake City, UT, USA; 9: Brown University and the Miriam Hospital, Providence, RI, USA

Objective: LPCN 1021 is a novel oral T undecanoate (TU) formulation free of any potential inadvertent T transference that is absorbed primarily via lymphatics. Achievement of reliable restoration of T levels post dose adjustment with minimal or no titration is an important attribute of a patiently friendly TRT option. The purpose of this study was to assess the T levels and degree of dose titration required for LPCN 1021 and active control, Androgel® 1.62% as well as to assess associated adverse events (AEs) for LPCN 1021.

Material and Methods: Randomized active – controlled (Androgel® 1.62%), 2-arm, 12-month, open label, multi-centre dose-titration trial that included 18 – 80 years old hypogonadal (T<300ng/dL on 2 separate days) men. Participants were randomized to either oral TU (n=210) or active control, Androgel® 1.62% (n=105). The individual subject dose was titrated up (e.g. if $C_{ave, 24h}$ <300ng/dL) or down (e.g. if C_{max} was >1500 ng/dL) at weeks 4 and 8 based on 24 h PK for oral TU and per label for Androgel. AEs were assessed and reported.

Results: LPCN 1021 subjects requiring no dose adjustment, 1 dose adjustment or 2 dose adjustments were 42%, 45%, and 13%, respectively. Androgel subjects requiring no dose adjustment, 1 dose adjustment or 2 dose adjustments were 2%, 35%, and 62%, respectively. 85% of LPCN 1021 and 37% of Androgel subjects required ≤1 dose adjustment. Post titration mean (SD) $C_{ave, 24h}$ for LPCN 1021 150mg, 225mg, and 300mg was 441 (223) ng/dl, 486 (175) ng/dl, and 482 (183) ng/dl ng/d, respectively. Mean testosterone concentrations, 3 – 6 hours post dose for LPCN 1021 and Androgel subjects are 481 and 599 ng/dL at week 26, 543 and 469 ng/dL at week 39, and 530 and 459 ng/dL at week 52 respectively. There was no drug or cardiac related serious AEs reported in LPCN 1021 subjects. Adverse drug reactions (ADRs) are reported for LPCN 1021 patients only. In addition polycythaemia, prostatic symptoms, peripheral oedema were seen in less than 1% of men. None of the patients reported sleep apnea or oily skin while 2.9% of men reported drug related acne. Other ADRs included headache, weight gain, and hypertension in 1%, 2.4%, and 0.5% of subjects, respectively.

Conclusion: 87% of LPCN 1021 and 37% of Androgel subjects requires minimal dose titration of ≤1 dose adjustment and 42% of LPCN 1021 and 2% of Androgel patients requiring no dose adjustment at all. LPCN 1021 was well tolerated with minimal AEs or androgenic adverse drug reactions.

Disclosure: Work supported by industry: yes, by Lipocine, inc. (industry initiated, executed and funded study). The presenter or any of the authors act as a consultant, employee (part time or full time) or shareholder of an industry.

SMSNA: Goldstein I, Dobs AS, Kaminetsky JC, et al. 2015

21st Annual Fall Scientific Meeting of SMSNA, Nov 19-22, 2015 – Las Vegas, NV

Moderated Poster Presentation 20 Nov 2015, 3:00 – 4:00 pm (3:05 pm presentation start time)

028

Efficacy and Pharmacokinetics of Oral Testosterone (LPCN 1021) in Hypogonadal Men

Chidambaram, N[1]; Goldstein, I[2]; Dobs, AS[3]; Kaminetsky, JC[4]; Miner, MM[5]; Khera, M[6]; Delconte, A[7]; Chidambaram, N[8]; Nachaegari, S[9]; Patel, M[8]; Wang, C[10]

1: Lipocine,Inc., USA; 2: Alvarado Hospital, San Diego, CA, USA; 3: Johns Hopkins University School of Medicine, Baltimore, MD, USA; 4: University Urology Associates, New York, NY; 5: Brown University and the Miriam Hospital, Providence, RI, USA; 6: Baylor College of Medicine, Houston, TX, USA; 7: St Joseph's University, Philadelphia, PA & Lipocine, Inc. Salt Lake City, UT; 8: Lipocine, Inc. Salt Lake City, UT, USA; 9: Lipocine, Inc. Salt Lake City, UT; 10: Harbor-UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA, USA

Objective: Successful testosterone (T) therapy relieves both hypogonadal symptoms and restores serum T levels to the physiological range. LPCN 1021 is a novel oral T undecanoate (TU) formulation, absorbed primarily via lymphatics bypassing the liver. LPCN 1021 was assessed in a Phase 3 SOAR trial that may avoid some undesirable attributes of topical gels/solutions and injectable formulations of T and oral methyl testosterone. In this study, we assessed the pharmacokinetics (PK) and efficacy of LPCN 1021 administered orally twice daily

Material and Methods: We report on a randomized active – controlled (Androgel® 1.62%), 2-arm, 12-month, open label, multicenter dose-titration trial that included hypogonadal T<300ng/dL on 2 separate days) men18 – 80 years. Participants were randomized to either oral TU (n=210) or active control, Androgel® 1.62% (n=105). The individual subject dose was titrated up (e.g. if $C_{ave, 24h}$<300ng/dL) or down (e.g. if C_{max} was >1500 ng/dL) at weeks 4 and 8 based on 24 h PK for oral TU and per label for Androgel. Hypogonadal sexual function and mood changes were assessed by the Psychosexual Daily Questionnaire (PDQ) for the 7 days preceding visits at weeks 1, and 52/end of study (EOS) and quality of life (QoL) by SF-36 questionnaire on weeks 1, and 52/ EOS for both oral TU and Androgel arm.

Results: For oral TU (N=193), 87% had an average total T level between 300 – 1140 ng/dL with mean $C_{ave, 24h}$ of 478 (± 197) ng/dL and mean C_{max} of 1255 ng/dL (± 607) at week 13. All PDQ scores increased significantly from baseline to EOS ($p < 0.0001$). Significantly more marked change from baseline were observed in "negative mood" ($p < 0.05$) and "maintained erections" ($p < 0.1$) when compared to that of Androgel. Significant improvements was observed in vitality ($p < 0.001$), social functioning ($p < 0.05$), mental health ($p < 0.05$), mental component summary ($p < 0.001$) and physical role ($p < 0.05$) components of the SF-36 after 52 weeks of treatment. Significantly larger improvements in change from baseline were observed in mental health ($p < 0.05$) and mental component summary ($p < 0.01$) when compared to that of Androgel.

Conclusion: These results indicate that twice daily administration of oral LPCN 1021 is an effective treatment for androgen replacement in hypogonadal men via restoring the serum T levels in physiological range and relieving hypogonadal symptoms both in sexual and QoL domains

Disclosure: Work supported by industry: yes, by Lipocine, inc. (industry initiated, executed and funded study). The presenter or any of the authors act as a consultant, employee (part time or full time) or shareholder of an industry.

SMSNA: Khera M, Dobs AS, Miner MM, et al. 2015

21st Annual Fall Scientific Meeting of SMSNA, Nov 19-22, 2015 – Las Vegas, NV
Moderated Poster Presentation 20 Nov 2015, 3:00 – 4:00 pm (3:45 pm presentation start time)

036

Assessment of Fasting and Varying Meal Fat Content on the Bioavailability of Oral Testosterone Undecanoate (LPCN 1021) in Hypogonadal Men

Khera, M[1]*; Dobs, AS*[2]*; Miner, MM*[3]*; Wang, C*[4]*; Delconte, A*[5]*; Chidambaram, N*[6]*; Nachaegari, S*[6]*; Patel, M.*[6]
1: Baylor College of Medicine, Houston, TX, USA; 2: Johns Hopkins University School of Medicine, Baltimore, MD, USA; 3: Brown University and the Miriam Hospital, Providence, RI, USA; 4: Harbor-UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA, USA; 5: St Joseph's University, Philadelphia, PA, & Lipocine, Inc. Salt Lake City, UT, USA; 6: Lipocine, Inc. Salt Lake City, UT, USA

Objective: To evaluate effects of fasting and varying food fat content on the pharmacokinetics of serum testosterone following administration of a single dose of 225 mg LPCN 1021 in hypogonadal men.

Methods: A single-center, open-label, randomized, single-dose, 4-way crossover study of LPCN 1021 in 13 hypogonadal (mean (SD) baseline testosterone 275(42) ng/dL) men was conducted. Men received 225 mg LPCN 1021 under fasted conditions as well as under the following 3 fed conditions: 800 to 1000 calorie meal with 15% of calories from fat, low fat meal (LFM i.e. 15g of fat), 30% calories from a standard fat meal (SFM, i.e. 30 gm of fat), and 50% calories from a high fat meal (HFM i.e. 50 gm of fat) with washout of 4 days between each period.

Results: The mean (% CV) of $AUC_{0\text{-}t}$ and C_{max} after taking 225mg of LPCN in the fasting state were 7423 (19) ng.h/dL and 562 (26) ng/dL, respectively. The mean serum testosterone levels for men in the LFM, SFM, and HFM groups increased significantly with a mean (% CV) $AUC0_{\text{-}t}$ of 10429 (19) ng.h/dl, 10421 (16) ng.h/dl, and 11974 (18) ng.h/dL, respectively and a mean (% CV) C_{max} of 1570(35) ng/dL, 1560(30) ng/dl, and 1680(44) ng/dl, respectively without significant difference between the three meals ($p>0.05$) with fat significantly different ($p <0.001$) when compared with the fasting state.



Conclusion: Under fasting condition, administration of LPCN 1021 resulted in low serum testosterone concentrations. Any fatty meal resulted in 60% more bioavailable serum testosterone levels compared to fasting state. Serum testosterone concentrations are not affected by the amount of fat (from 15gm to 50gm) content taken with LPCN 1021. Men ingesting a LFM with LPCN 1021 had similar serum testosterone levels as those men ingesting a SFM or HFM. Therefore, LPCN 1021 performance is consistent, predictable and oral absorption did not vary significantly with the fat content between 10 and 50 % of fat of the meal.

Disclosure: Work supported by industry: yes, by Lipocine, inc. (industry initiated, executed and funded study). The presenter or any of the authors act as a consultant, employee (part time or full time) or shareholder of an industry.

2 1st Annual Fall Scientific Meeting of SMSNA

Dose Titration and Safety of Oral Testosterone (LPCN 1021) in Hypogonadal Men: Results from the SOAR Study

Mohit Khera, MD[1], Adrian S Dobs, MD, MHS[2], Christina Wang, MD[3], Jed C. Kaminetsky, MD[4], Irwin Goldstein, MD[5], Anthony DelConte, MD[6,7], Nachiappan Chidambaram[7], Satish Nachaegari[7], Mahesh Patel[7], Martin M. Miner, MD[8]

[1]Baylor College of Medicine, Houston, TX, [2]Johns Hopkins University School of Medicine, Baltimore, MD, [3]Harbor-UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA,[4]University Urology Associates, New York, NY, [5]Alvarado Hospital, San Diego, CA, [6]St Joseph's University, Philadelphia, PA, [7]Lipocine, Inc. Salt Lake City, UT, [8]Brown University and the Miriam Hospital, Providence, RI

Sexual Medicine Society of North America, Inc. SMS

Introduction

LPCN 1021 is a novel oral testosterone undecanoate (TU) formulation that is absorbed primarily via the lymphatic system, thereby bypassing the liver and eliminating hepatic toxicity. Achieving reliable restoration of testosterone (T) levels with minimal or no titration is an important attribute to many patients and clinicians.

Aim

To report safety and efficacy of LPCN 1021 and to assess the effectiveness of dose titration for LPCN 1021 relative to AndroGel 1.62%.

Methods

- Randomized active-control, 2-arm, 52-week, open-label, multicenter dose-titration trial
- Hypogonadal men 18-80 years of age were eligible to participate
  - T <300ng/dL on 2 separate days
  - Onset of hypogonadism before age 65 years
- Subjects received LPCN 1021 (n=210) or active control, Androgel® 1.62% (n=104)
- AEs assessed and reported for 52 weeks

LPCN 1021 Dosing

- Subjects started at 225 mg TU BID
- Intensive 24-hour PK profile obtained at Week 3 and 7.
- If needed, titrated up (eg, if Cavg, 24h <300ng/dL) or down (eg, if Cmax was >1500 ng/dL) by 75 mg (±33% of starting dose) at Weeks 4 and 8 based on serum T PK profile.
- Doses taken with standard meal.

Androgel 1.62% Dosing

- Starting dose in all subjects was 40.5 mg QD
- Dose titrated as recommended by manufacturer

Subject Characteristics

Characteristic	LPCN 1021 N = 210	AndroGel 1.62% N = 104
Age, mean (SD) yr	52.6 (10.24)	54.2 (9.39)
Race, n (%)		
Black or African American	32 (15.2)	10 (9.5)
White	172 (81.9)	92 (87.6)
Other	6 (2.9)	3 (2.9)
Weight, mean (SD) kg	97.1 (14.96)	99.2 (14.78)
BMI, mean (SD) kg/m²	30.8 (3.9)	31.0 (3.9)
Screening testosterone, mean (SD) ng/dL	205.6 (66.3)	201.9 (71.9)

Results

89% of LPCN 1021 subjects required ≤1 dose adjustment vs 39% of AndroGel subjects



LPCN 1021
AndroGel 1.62%
% Subjects
41
3
48
36
11
61
No dose change
1 dose change
2 dose changes

LPCN 1021 starting dose is the "right" dose for most patients



LPCN 1021
AndroGel 1.62%
Change (%) from Starting Dose
80.0
-7.6
Mean Dose

Titrations per subject
- 0.7 for LPCN 1021
- 1.6 for Androgel 1.62%

T Cavg,24h within eugonadal range in 9 of 10 subjects with LPCN 1021 at Week 13



% Subjects
<300
< 400
< 500
< 600
< 700
< 800
< 900
T Cavg,24h (ng/dL)

Appreciable T levels achieved in the majority of subjects with LPCN 1021



T level > 300ng/dl
T level > 400ng/dL
% Subjects
Time (h)
Samples obtained 4 to 6 hours post dose at Week 13.

Minimal adverse drug reactions in both treatment arms

- No drug, hepatic or cardiac related SAEs with LPCN 1021.
- Gastrointestinal AEs with oral LPCN 1021 generally comparable to AEs with topical Androgel 1.62%
- Common drug-related AEs (adverse drug reactions, ADRs) generally consistent between treatment groups.
- No ADRs in hepatic system organ class with LPCN 1021.

Adverse Drug Reactions (Drug-Related AEs) Occurring in >1% of Subjects

ADR	LPCN 1021 N = 210; (%)	AndroGel 1.62% N = 104; (%)
Acne	2.9%	2.9%
Headache	0.5%	3.8%
Weight increased	2.4%	0%
Hematocrit increased	1.9%	0%
Enzyme level increased	1.4%	0%
Fatigue	0.5%	1.9%
Hypertension	0.5%	1.9%

LPCN 1021: Effective dosing regimen

Right dose adjustments to converge super and poor absorbers



Pre-Titration Profile (All Subjects at 225 mg)
Subjects Needing Down Titration (N=42)
Subjects Needing no Titration (N=106)
Subjects Needing Down Titration (N=34)
Mean (SD) Serum T Concentration (ng/dL)
Time (hr)
Post Titration Profile
150 mg (N=30)
225 mg (N=60)
300 mg (N=25)
Mean (SD) Serum T Concentration (ng/dL)
Time (hr)

LPCN 1021 reliably effective in restoring T levels through 52 Weeks



LPCN 1021
AndroGel 1.62%
Total T (ng/dL)
Time (weeks)

Serum mean (+SD) T concentrations following LPCN 1021 and AndroGel 1.62% obtained 5 to 6 hours post dose.

Conclusions

- LPCN 1021 required less time to maintenance dose compared with active control, AndroGel 1.62%
- LPCN 1021 dosing regimen led to effective dose adjustments.
- Minimal dose titration was required with LPCN 1021 (≤1 dose adjustment in 89% of LPCN 1021 subjects vs 39% of Androgel subjects).
- Serum T levels were reliably restored and maintained through 52 weeks.
- LPCN 1021 was well tolerated with minimal adverse events and androgenic adverse drug reactions.

Acknowledgements

The authors wish to thank the 40 investigators and their site staff who participated in the study.

This study was funded by Lipocine, Inc.

FOR ORGANIZATION USE ONLY

21st Annual Fall Scientific Meeting of SMSNA

Efficacy and Pharmacokinetics of Oral Testosterone (LPCN 1021) in Hypogonadal Men

Irwin Goldstein, MD[1], Adrian S Dobs, MD, MHS[2], Jed C. Kaminetsky[3], Martin M. Miner, MD[4], Mohit Khera, MD[5], Anthony DelConte, MD[6,7], Nachiappan Chidambaram[7], Satish Nachaegari[7], Mahesh Patel[7], Christina Wang, MD[8]

[1]Alvarado Hospital, San Diego, CA, [2]Johns Hopkins University School of Medicine, Baltimore, MD, [3]University Urology Associates, New York, NY, [4]Brown University and the Miriam Hospital, Providence, RI, [5]Baylor College of Medicine, Houston, TX, [6]St Joseph's University, Philadelphia, PA, [7]Lipocine, Inc. Salt Lake City, UT, [8]Harbor-UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA

Introduction

Successful testosterone (T) therapy relieves hypogonadal symptoms and restores serum T levels to the eugonadal range. LPCN 1021 is a novel oral T undecanoate (TU) formulation, absorbed primarily via lymphatics bypassing the liver and potentially overcoming hepatic toxicity seen with oral methyltestosterone. An oral option for T may avoid some undesirable attributes of topical gels/solutions (eg, transference and skin irritation) and injectable formulations of T (eg, post-injection risk of pulmonary oil micro-embolism and site reactions). LPCN 1021 was assessed in a Phase 3 SOAR trial.

Aim

As part of the SOAR trial, we assessed the pharmacokinetics (PK) and efficacy of LPCN 1021 administered orally twice daily.

Methods

- Randomized active-control, 2-arm, 12-month, open label, multicenter dose-titration trial
- Hypogonadal men 18-80 years (T<300ng/dL on 2 separate days) randomized to LPCN 1021 (n=210) or AndroGel 1.62% (n=105)
- LPCN 1021 subjects started at 225 mg TU BID and titrated up (eg, if Cavg,24h <300ng/dL) or down (eg, if Cmax >1500 ng/dL) at Weeks 4 and 8 based on 24 h serum T PK profile obtained at Weeks 3 and 7, respectively. PK efficacy evaluated at Week 13.
- AndroGel 1.62% subjects started at 40.5 mg QD and titrated per label.
- Patient reported outcomes assessed at baseline (Week 1) and end of study (EOS, Week 52)
  - Psychosexual Daily Questionnaire (PDQ) taken 7 days preceding each visit to assess sexual function and mood changes
  - SF-36 to assess quality of life

Results

LPCN 1021 reliably restored T levels in most subjects

- 87% of subjects had an average total T level between 300 -1140 ng/dL at Week 13
- Mean (±SD) Cavg,24h was 478 (±197) ng/dL and Cmax was 1255 ng/dL (±607) at Week 13

Serum T levels obtained at baseline (Screening) and at EOS (Week 52) from 3 to 6 hours post dose. NS = non-significant, p >0.05. Study population, Full Analysis Set (n = 195)

T levels remained within eugonadal range (300 to 1140 ng/dL) throughout Week 52 for both treatments


LPCN 1021
AndroGel 1.62%
Total Testosterone (ng/dL)
NS
NS
Baseline
End of Study


Free Testosterone significantly higher for LPCN 1021
SHBG significantly lower for LPCN 1021
Dihydrotestosterone
Estradiol
p = 0.003
p <0.0001
NS
Baseline
End of Study
LPCN 1021
Androgel

Baseline analyte levels obtained at baseline (Screening) and at EOS (Week 52). NS = non-significant, p > 0.05.

LPCN 1021 showed significant improvement for all PDQ domains


% Change from Baseline
Baseline
p < 0.001
Negative mood
Positive mood
Full erection %
Maintained erection
Highest pleasure with partner
Overall Level of Sexual Desire
Sexual activity
Highest pleasure without partner

LPCN 1021 treatment was markedly superior to AndroGel 1.62% in reducing Negative Mood and improving Maintained Erection


LPCN 1021
AndroGel 1.62%
% Change from Baseline
Baseline
p=0.031
NS
p = 0.098
Negative mood
Positive mood
Full erection %
Maintained erection
Highest pleasure with partner
Overall level of sexual desire
Sexual activity
Highest pleasure without partner

PDQ scores taken at baseline (Screening) and at EOS (Week 52).

Several SF-36 domains significantly improved with LPCN 1021 treatment


Percent Change from Baseline
Baseline
NS
p = 0.072
p = 0.004
p = 0.004
p = 0.002
p = 0.001
p < 0.001
Bodily Pain
Physical Component Summary
General Health
Role Emotional
Role Physical
Physical Functioning
Social Functioning
Mental Health
Mental Component Summary
Vitality

LPCN 1021 treatment markedly superior to AndroGel 1.62% in improving Vitality, Mental Health and Mental Component Summary


LPCN 1021
Androgel
Percent Change from Baseline
Baseline
NS
p = 0.035
p=0.009
p = 0.0596
Bodily Pain
Physical Component Summary
General Health
Physical Functioning
Role Physical
Role Emotional
Social Functioning
Mental Health
Mental Component Summary
Vitality

SF-36 scores taken at baseline (Screening) and at EOS (Week 52).

Conclusion

Twice daily administration of oral LPCN 1021 is a reliably effective treatment in restoring testosterone levels and relieving sexual and quality of life symptoms associated with hypogonadism.

Acknowledgements

The authors wish to thank the 40 investigators and their site staff who participated in this study.

This study was funded by Lipocine, Inc.

FOR ORGANIZATION USE ONLY

2[1st] Annual Fall Scientific Meeting of SMSNA

Assessment of Fasting and Varying Meal Fat Content on the Bioavailability of Testosterone from Oral Testosterone Undecanoate (LPCN 1021) in Hypogonadal Men

Mohit Khera, MD[1], Adrian S Dobs, MD, MHS[2], Martin M. Miner, MD[3], Christina Wang, MD[4], Anthony DelConte, MD[5,6], Nachiappan Chidambaram[6], Satish Nachaegari[6], Mahesh Patel[6]

[1]Baylor College of Medicine, Houston, TX, [2]Johns Hopkins University School of Medicine, Baltimore, MD, [3]Brown University and the Miriam Hospital, Providence, RI, [4]Harbor-UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA, [5]St Joseph's University, Philadelphia, PA, [6]Lipocine, Inc. Salt Lake City, UT

Sexual Medicine Society of North America, Inc. SMS

Introduction

LPCN 1021 is an oral formulation of testosterone undecanoate (TU) that is absorbed through the lymphatic system and thus bypasses hepatic first-pass metabolism. Oral TU has been recommended to be taken with meal since fat enhances its absorption.[1]

Aims

- To alleviate any potential concern that a high fat meal may produce undesirably high T levels due to enhanced absorption oral TU.
- To assess food/fat sensitivity of T levels, if any, due to absorption of TU from LPCN 1021 based on unique Lip'ral technology by determining the effects of fasting and varying food fat and carbohydrate content on PK of serum T following a single dose of 225 mg LPCN 1021 in hypogonadal men.

[1]Andriol Product Monograph, Merck Canada Inc, Revision 05 June 2015.

Methods

- Single-center, open-label, randomized, single-dose, 4-way crossover study
- At least 4 days separated each treatment period
- 14 hypogonadal men enrolled (mean [SD] baseline T of 275 [42] ng/dL)
- 225 mg LPCN 1021 administered while fasted and about 30 min following meals shown in the table below:

Meal Description	Total Energy	Estimated Calories from Carbohydrate	Estimated Calories from Protein	Estimated Calories from Fat
	Calories			
Low Fat High Carbohydrate (LFHC)	~900	76%	8%	16%
Standard Fat Standard Carbohydrate (SFSC)	~850	55%	13%	32%
High Fat Low Carbohydrate (HFLC)	~950	35%	13%	52%

Results

No fat or carbohydrate effect was observed when LPCN 1021 was taken with meal

Mean (±SD) serum T concentrations following SFSC, LFHC, and HFLC meals in hypogonadal subjects



Serum T Concentration (ng/dL)
2400
2100
1800
1500
1200
900
600
300
0
0 2 4 6 8 10 12 14 16 18 20 22 24
Hours
LFHC Meal (n=13)
SFSC Meal (n = 13)
HFLC Meal (n=13)

Parameter; Mean (% CV)	SFSC Meal (Reference)	LFHC Meal	HFLC Meal
C_{max} (ng/dL)	1560 (31%)	1570 (35%)	1680 (44%)
AUC_{0-t} (ng*hr/dL)	10421 (16%)	10429 (19%)	11974 (18%)

(Point Estimate; 90% CI bounds)	SFSC Meal (Reference)	LFHC Meal	HFLC Meal
C_{max}	100	98 (82-117)	103 (86-123)
AUC_{0-t}	100	99 (91-107)	114 (105-124)

Adverse Event Profile Similar for Fasted and Fed States

Adverse Event	SFSC Meal (Reference)	LFHC Meal	HFLC Meal	Fasted
Headache	0	0	0	2 (14.3%)
Diarrhea	0	0	1 (7.7%)	0
Rhinitis	0	1 (7.7%)	0	0
Back pain	0	0	1 (7.7%)	0
Anxiety	0	1 (7.7%)	0	0

T Levels were significantly lower with LPCN 1021 administered fasted than fed

Mean (±SD) serum T concentrations under fed (HFLC Meal) and fasted conditions in hypogonadal subjects.



Serum T Concentration (ng/dL)
2400
2100
1800
1500
1200
900
600
300
0
0 2 4 6 8 10 12 14 16 18 20 22 24
Hours
HFLC Meal (n = 13)
Fasted (n = 14)

Parameter; Mean (% CV)	Fasted (n = 14)	HFLC Meal (n = 13)
AUC_{0-t} (ng*hr/dL)	7423 (19%)	11974 (18%)
C_{max} (ng/dL)	562 (26%)	1680 (44%)

Conclusion

LPCN 1021 performance was consistent and predictable, and oral absorption of T did not vary significantly due to fat and carbohydrate content of the meal. Meals with varying levels of fat and carbohydrate resulted in approximately 60% higher serum T levels than fasting state, regardless of fat and carbohydrate content. LPCN 1021 resulted in low serum T levels when administered in a fasted state. LPCN 1021 is a convenient and safe testosterone therapy option that can be successfully used by patients consuming typical meals in a real world setting.

Acknowledgements

This study was funded by Lipocine, Inc.

FOR ORGANIZATION USE ONLY